UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2008

ICX TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 333-145135

DELAWARE (State or other jurisdiction of incorporation or organization)	#77-0619113 (IRS Employer Identification No.)

2100 Crystal Drive, Suite 650

Arlington, VA 22202

(703) 678-2111

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2008, ICx Technologies, Inc. (“ICx”) issued a press release announcing (i) its financial results for the three and six months ended June 30, 2008, and (ii) its expectations of revenue and adjusted EBITDA loss for the year ending December 31, 2008. The press release contains forward-looking statements regarding ICx, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued August 12, 2008, is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press release issued by ICx Technologies, Inc. dated August 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 12, 2008.

ICX TECHNOLOGIES, INC. (Registrant)

By	/s/Hans Kobler
Hans Kobler Chief Executive Officer